RBC FUNDS TRUST

RBC BlueBay Emerging Market Select Bond Fund
RBC BlueBay Emerging Market Corporate Bond Fund
RBC BlueBay Global High Yield Bond Fund
RBC BlueBay Global Convertible Bond Fund
RBC BlueBay Absolute Return Fund

Supplement dated January 1, 2013 to the Statement of Additional
Information (“SAI”) dated November 27, 2012

This Supplement provides additional information beyond that contained in the
SAI and should be read in conjunction with the SAI.

The following paragraphs are added to page 9 at the end of the Section entitled “Derivatives” under “Description of Securities and Investment Practices.”  These paragraphs replace the discussion of  commodity pool operator status currently included in the third paragraph under “Risks of Futures and Related Options Investments” on page 7.

Commodity Pool Operator Exclusions and Regulation

RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund, RBC BlueBay Global Convertible Bond Fund and RBC BlueBay Emerging Market Select Bond Fund

The Advisor has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (the “CFTC”) for these Funds, and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA with respect to these Funds.  The Funds are not intended as vehicles for trading in the futures, commodity options or swaps markets.  As of January 1, 2013, the terms of this exclusion require each of these Funds to limit its investments in futures, commodity options or swaps.  Because the Advisor intends to comply with these terms of the exclusion for these Funds, one or more of the Funds may in the future need to make changes to its investment strategies.

RBC BlueBay Absolute Return Fund

Due to regulatory changes, the Advisor has applied for registration as a “commodity pool operator” under the CEA and the rules of the CFTC and, with respect to the RBC BlueBay Absolute Return Fund, is subject to regulation as a commodity pool operator under the CEA as of January 1, 2013.  The CFTC has not yet adopted rules regarding certain disclosure, reporting or recordkeeping requirements that will apply to the Fund as a result of the Advisor’s registration as a commodity pool operator.  Therefore, the impact on additional information you will receive under these rules and additional regulatory requirements for this Fund that may be imposed cannot currently be determined.  Funds that operate subject to CFTC regulation may incur additional expenses.  The CFTC has neither reviewed nor approved the Fund, its investment strategies or Prospectus or this Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE